T H E |                                   ONE WORLD TRADE CENTER
            A L G E R |                                   SUITE 9333
  R E T I R E M E N T |                                   NEW YORK, NY 10048
              F U N D |                                   (800) 368-3411


                                                                  March 13, 2000


Dear Shareholder:

         A Special Meeting of Shareholders of the Alger Retirement Fund (the "Fund") will be held at 1:30 p.m., local time, on April 28, 2000 at the offices of the Fund. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy in the envelope provided at your earliest convenience.

         At the Meeting, you will be asked to consider approving certain proposals. After carefully considering each proposal, the Fund's Board of Trustees recommends that you vote "FOR" the proposal.

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE
ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN APRIL 27, 2000.

         The Fund is using Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from SCC reminding you to exercise your right to vote.

         We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                               Sincerely,



                                               /s/ DAVID D. ALGER
                                               ---------------------
                                               David D. Alger
                                               PRESIDENT AND TRUSTEE

                      ALGER SMALL CAP RETIREMENT PORTFOLIO
                    ALGER MIDCAP GROWTH RETIREMENT PORTFOLIO
                        ALGER GROWTH RETIREMENT PORTFOLIO
                 ALGER CAPITAL APPRECIATION RETIREMENT PORTFOLIO
                                  PORTFOLIOS OF
                            THE ALGER RETIREMENT FUND
             ONE WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048
                                 1-800-368-3411

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF THE ALGER RETIREMENT FUND:

         NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Meeting") of The Alger Retirement Fund (the "Fund") will be held at the offices of the Fund, One World Trade Center, Suite 9333, New York, NY 10048, at 1:30 p.m. on Friday, April 28, 2000. The purpose of the meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

     1.   To elect a Board of Trustees.

     2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2000.

     3. To delete the fundamental investment policy of the Alger Capital Appreciation Retirement Portfolio that permits the Portfolio to borrow from Banks for investment (leveraging) purposes.

     4. To consider and act upon such other matters as may properly come before the meeting or any adjournments thereof.

         Shareholders of record as of the close of business on March 6, 2000 will be entitled to vote at the Meeting. The enclosed proxy is being solicited on behalf of Management of the Fund.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE ADDRESS NOTED ON THE POSTPAID RETURN ENVELOPE ENCLOSED FOR YOUR USE.

                                               By order of the Board of Trustees

                                                         DAVID D. ALGER
                                                            PRESIDENT

Dated:   March 13, 2000
New York, New York

                                 PROXY STATEMENT
                                       FOR
                       THE SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                            THE ALGER RETIREMENT FUND
                          TO BE HELD ON APRIL 28, 2000

                                  INTRODUCTION

         The accompanying Proxy is being solicited by the Management of the Fund for use at the Special Meeting of Shareholders to be held at 1:30 p.m. on April 28, 2000 and at any adjournments thereof. All costs of solicitation, including printing and mailing of this Proxy Statement and the accompanying Notice of Meeting and Proxy, the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund, and supplementary solicitations to submit proxies, which may be made by mail, telephone, telegraph, e-mail and personal interviews by officers of the Fund, will be borne by the Fund. In order to obtain the necessary quorum at the Meeting, such solicitation may be made by, among others, officers and employees of the Fund, the Investment Adviser, the Distributor, and the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid by the Fund and the Fund will reimburse SCC for its related expenses; it is anticipated that this additional expense will be immaterial.

         If the enclosed Proxy is properly executed and returned in time to be voted at the meeting, the full and fractional shares represented thereby (each full share is entitled to one vote and each fractional share is entitled to proportionate voting rights) will be voted in accordance with the instructions marked thereon. Except where instructions to the contrary are marked thereon with respect to a Proposal, the Proxy will be voted FOR the proposals stated in the accompanying Notice of Meeting. All Proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. On any motion for adjournment of the Meeting, even if a quorum is present, Management will vote all Proxies in its discretion pursuant to Item 4 thereof. Any shareholder giving a Proxy has the right to attend the meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to its exercise.

         This Proxy Statement and accompanying Proxy are being mailed to shareholders on or about March 13, 2000. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their votes. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in the Meeting of Shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

         The address of the principal executive office of the Fund is One World Trade Center, Suite 9333, New York, NY 10048.

         The following table sets forth each of the three proposals with respect to which proxies are being solicited, together with an indication of the Portfolio or Portfolios from whose shareholders proxies are being solicited as to that Proposal. (Only shareholders of the Alger Capital Appreciation Retirement Portfolio are entitled to vote on Proposal 3.)

     1.   To elect a Board of Trustees. [All Portfolios]

     2. To ratify or reject the selection of Arthur Andersen LLP as the independent public accountants for the Fund for the fiscal year ending October 31, 2000. [All Portfolios]

     3. To delete the fundamental investment policy of the Alger Capital Appreciation Retirement Portfolio that permits the Portfolio to borrow from banks for investment (leveraging) purposes. [Capital Appreciation Retirement Portfolio]

           A COPY OF THE FUND'S MOST RECENT SEMI-ANNUAL AND ANNUAL REPORTS WILL BE SENT TO YOU WITHOUT CHARGE UPON WRITTEN REQUEST TO THE FUND AT ONE WORLD TRADE CENTER, SUITE 9333, NEW YORK, NY 10048 OR BY CALLING 800-368-3411.

                     INFORMATION REGARDING VOTING SECURITIES

           The Fund is divided into four portfolios. The chart below indicates the number of shares outstanding for each portfolio as of the close of business on March 6, 2000, the record date for determining shareholders entitled to receive notice of, and to vote at the Meeting and all adjournments thereof. Each share is entitled to one vote at the Meeting.

NAME                                                             TOTAL SHARES
--------------------------------------------------------------------------------
ALGER SMALL CAP
RETIREMENT PORTFOLIO:                                            5,252,533.904
--------------------------------------------------------------------------------
ALGER MIDCAP GROWTH
RETIREMENT PORTFOLIO:                                            3,920,161.738
--------------------------------------------------------------------------------
ALGER GROWTH
RETIREMENT PORTFOLIO:                                            4,844,044.257
--------------------------------------------------------------------------------
ALGER CAPITAL APPRECIATION
RETIREMENT PORTFOLIO:                                           11,092,442.202
--------------------------------------------------------------------------------
TOTAL FUND SHARES OUTSTANDING AT RECORD DATE:                   25,109,182.101
--------------------------------------------------------------------------------

The following table sets forth those persons other than David D. Alger (see Table of Nominees below), known to the Fund to be beneficial owners of more than 5% of the outstanding voting shares of a Portfolio of the Fund as of March 6, 2000.

-----------------------------------------------------------------------------------------------
     TITLE OF                 NAMES & ADDRESSES OF         AMOUNT OF BENEFICIAL       PERCENT
     PORTFOLIO                 BENEFICIAL OWNERS               OWNERSHIP           OF PORTFOLIO
-----------------------------------------------------------------------------------------------
ALGER SMALL CAP               FIIOC FBO Employee              2,290,985.753+           43.62%
RETIREMENT PORTFOLIO:           Benefits Plans
                              100 Magellan Way
                              Covington, KY 41015

                              Merrill Lynch Trust               612,362.877+           11.66%
                              FBO Qualified Ret. Plans
                              4800 Deer Lake Drive, East
                              Jacksonville, FL 32246

                              Wells Fargo Bank, Trustee       1,251,704.180+           23.83%
                              FBO Mentor Graphics
                              P.O. Box 9800
                              Calabasas, CA91302

ALGER MIDCAP GROWTH           FIIOC FBO Employee              2,017,478.646+           51.46%
RETIREMENT PORTFOLIO:           Benefits Plans
                              100 Magellan Way
                              Covington, KY 41015
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
     TITLE OF                 NAMES & ADDRESSES OF         AMOUNT OF BENEFICIAL       PERCENT
     PORTFOLIO                 BENEFICIAL OWNERS                OWNERSHIP          OF PORTFOLIO
-----------------------------------------------------------------------------------------------
                              Merrill Lynch Trust             1,501,305.839+           38.30%
                              FBO Qualified Ret. Plans
                              4800 Deer Lake Drive, East
                              Jacksonville, FL 32246

ALGER GROWTH                  Northern Trust Company          3,083,073.201+           63.65%
RETIREMENT PORTFOLIO:         T'tee FBO IHC 401K
                              P.O. Box 92956
                              Chicago, IL 60675

                              Northern Trust Company            407,496.150+            8.41%
                              T'tee FBO IHC 403B
                              P.O. Box 92956
                              Chicago, IL 60675

                              Merrill Lynch Trust               938,305.527+           19.37%
                              FBO Qualified Ret. Plans
                              4800 Deer Lake Drive, East
                              Jacksonville, FL 32246

ALGER CAPITAL APPRECIATION    FIIOC FBO Employee              9,379,137.261+           84.55%
RETIREMENT PORTFOLIO:           Benefits Plans
                              100 Magellan Way
                              Covington, KY 41015

                              Merrill Lynch Trust               985,438.093+            8.88%
                              FBO Qualified Ret. Plans
                              4800 Deer Lake Drive, East
                              Jacksonville, FL 32246

+ The Fund regards the underlying plans as beneficial owners.

On March 6, 2000, Merrill Lynch Trust FBO Qualified Retirement Plans, 4800 Deer Lake Drive, East, Jacksonville, FL 32246, held 4,037,412 shares of the Fund, Northern Trust Company, Trustee FBOIHC401K, P.O. Box 92956, Chicago, IL 60675 held 3,083,073 shares of the Fund, and FIIOC FBO Employee Benefits Plans, 100 Magellan Way, Covington, KY 41015, held 13,687,601 shares of the Fund, and thus each held more than 5% of the Fund's outstanding shares.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

         Eight Trustees are to be elected at the Meeting, to serve until the next shareholder meeting at which Trustees are elected, and until their successors are elected and qualified. Each of the nominees has indicated an intention to serve if elected and has consented to be named in this Proxy Statement; certain of the nominees are currently Trustees of the Fund.

         Three of the nominees, Charles F. Baird, Jr., Roger P. Cheever and Lester L. Colbert, Jr., are new nominees recommended by the current Board. Mr. Colbert has been a member of the Board of Directors of another fund managed by Fred Alger Management, Inc., Castle Convertible Fund, Inc., since 1974.

         Fred  Alger  Management,   Inc.  (the  "Adviser")  has  served  as  the
investment adviser to the Fund since its inception. The Adviser is a wholly-owned subsidiary of Fred Alger & Company, Incorporated ("Alger"). Alger, which is a wholly-owned subsidiary of Alger Associates, Inc. ("Alger Associates"), is a securities broker-dealer and member firm of the New York Stock Exchange, Inc. The principal place of business of the Adviser and Alger Associates is One World Trade Center, Suite 9333, New York, NY 10048. The principal place of business of Alger is 30 Montgomery Street, Jersey City, NJ 07302. Alger Associates and the Adviser are New York corporations and Alger is a Delaware corporation.

         The following table provides certain information about the nominees, including age, position, if any, with the Fund, business experience and ownership, if any, of shares of the Fund.

                                                                 SHARES OF THE
                                                               FUND BENEFICIALLY
                                           POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS               THE FUND AND        OR INDIRECTLY,          PERCENT
         EXPERIENCE FOR THE                  PERIOD OF               AS OF             OF SHARES
          LAST FIVE YEARS                     SERVICE           MARCH 6, 2000         OUTSTANDING
-------------------------------------------------------------------------------------------------
* Fred M. Alger III, 65
      Chairman of the Boards of            Trustee             Small Cap
      Alger Associates, the Adviser,       and Chairman           21,008.696 Shs.**      0.40%
      Alger, Alger Properties, Inc.        of the Board
      ("Properties"), Alger Shareholder    since 1993          MidCap Growth
      Services, Inc. ("Services"),                                47,233.647 Shs.**      1.21%
      Alger Life Insurance Agency, Inc.
      ("Agency"), the Fund, The Alger                          Growth
      Fund, The Alger American Fund,                              33,603.182 Shs.**      0.69%
      Spectra Fund, Castle Convertible
      Fund, Inc., Fred Alger                                   Capital Appreciation
      International Advisory S.A.                                  7,242.440 Shs.**      0.07%
      ("International"), The Alger
      American Asset Growth Fund
      ("Asset Growth") and Analysts
      Resources, Inc. ("ARI").
      Formerly President of Alger
      Associates, the Adviser,
      Alger, Properties, Services,
      Agency, the Fund, The Alger
      Fund, The Alger American Fund,
      Castle Convertible Fund, Inc.
      and Spectra Fund.
-------------------------------------------------------------------------------------------------

                                                                 SHARES OF THE
                                                               FUND BENEFICIALLY
                                           POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS               THE FUND AND        OR INDIRECTLY,          PERCENT
         EXPERIENCE FOR THE                  PERIOD OF               AS OF             OF SHARES
          LAST FIVE YEARS                     SERVICE           MARCH 6, 2000         OUTSTANDING
-------------------------------------------------------------------------------------------------
* David D. Alger, 56
      President and Director of Alger      Trustee since       Small Cap
      Associates, the Adviser, Alger,      1993 and              134,769.839 Shs.**      2.57%
      Properties, Services, Agency,        President since
      International and Castle             1995                MidCap Growth
      Convertible Fund, Inc.;                                    267,937.808 Shs.**      6.84%
      President and Trustee of the
      Fund, The Alger American                                 Growth
      Fund, The Alger Fund and Spectra                           270,653.422 Shs.**      5.59%
      Fund; Executive Vice President
      and Director of ARI; Director of                         Capital Appreciation
      Asset Growth. Formerly Executive                           210,706.606 Shs.**      1.90%
      Vice President of Alger
      Associates, the Adviser, Alger,
      Properties, Services and Agency;
      and Vice President of Spectra
      Fund, Castle Convertible Fund,
      Inc., the Fund, The Alger
      American Fund and The Alger Fund.

Charles F. Baird, Jr., 46
      Managing Partner of North            N/A                             0 Shs.           0%
      Castle Partners, a private equity
      securities group, since 1997.
      Formerly Managing Director of
      AEA Investors Inc.

Roger P. Cheever, 54
      Associate Dean for Devel-            N/A                             0 Shs.           0%
      opment, Harvard University
      since 1997. Formerly Deputy
      Director of the Harvard
      College Fund.

                                                                 SHARES OF THE
                                                               FUND BENEFICIALLY
                                           POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS               THE FUND AND        OR INDIRECTLY,          PERCENT
         EXPERIENCE FOR THE                  PERIOD OF               AS OF             OF SHARES
          LAST FIVE YEARS                     SERVICE           MARCH 6, 2000         OUTSTANDING
-------------------------------------------------------------------------------------------------
Lester L. Colbert, Jr., 65
      Private investor since 1988;         N/A                       0 Shs.                0%
      Director of Castle Convertible
      Fund, Inc. Formerly Chairman
      of the Board, President and
      Chief Executive Officer of
      Xidex Corporation.

Stephen E. O'Neil, 67
      Attorney; private investor since     Trustee                   0 Shs.                0%
      1981; Director of Nova Care,         since 1993
      Inc., Brown-Forman Corporation
      and Castle Convertible Fund,
      Inc.; Trustee of the Fund,
      The Alger American Fund,
      The Alger Fund and Spectra Fund.
      Formerly of Counsel to the law
      firm of Kohler & Barnes;
      formerly President and Vice
      Chairman of City Investing
      Company; formerly Director of
      Centerre Bancorporation, and
      Syntro Corporation.

Nathan E. Saint-Amand, MD, 61
      Medical doctor in private            Trustee                   0 Shs.                0%
      practice; Trustee of the Fund,       since 1993
      The Alger  American  Fund,
      The Alger Fund and Spectra Fund.
      Director of Castle Convertible
      Fund, Inc.

                                                                 SHARES OF THE
                                                               FUND BENEFICIALLY
                                           POSITION WITH        OWNED DIRECTLY
       NAME, AGE AND BUSINESS               THE FUND AND        OR INDIRECTLY,          PERCENT
         EXPERIENCE FOR THE                  PERIOD OF               AS OF             OF SHARES
          LAST FIVE YEARS                     SERVICE           MARCH 6, 2000         OUTSTANDING
-------------------------------------------------------------------------------------------------
B. Joseph White, 52
      Dean, University of Michigan         Trustee                   0 Shs.                0%
      Business School; President,          since 1999
      William Davidson Institute
      at the University of Michigan
      Business School; Professor of
      Business Administration,
      University of Michigan
      Business School; Director,
      Gordon Food Service and
      Castle Convertible Fund Inc.,
      Trustee and Chair, Audit
      Committee, Equity Residential
      Properties Trust; Director
      and Chair, Compensation
      Committee, Kelly Services, Inc.
      Trustee of the Fund, Spectra
      Fund, The Alger Fund and The
      Alger American Fund.

-------------------------------------
* Fred M. Alger III and David D. Alger may be considered "interested persons" of the Fund as such term is defined in the Investment Company Act of 1940 because they are "interested persons" of the Adviser and officers of the Fund. Fred M. Alger III and David D. Alger are brothers.

** Includes the following Portfolios' shares:Small Cap-142.361, MidCap Growth-7,596.673, Growth-6,211.951 and Capital Appreciation-7,242.440 beneficially owned by Alger Associates, Inc. directly or through wholly-owned subsidiaries. Fred M. Alger III and David D. Alger may be deemed beneficially to own such shares by virtue of their control of Alger Associates, Inc.

OFFICERS, TRUSTEES AND RELATED MATTERS

         No Trustee, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or Trustee of the Fund. Each Trustee of the Fund who is not an "interested person" of the Fund, as defined in the Investment Company Act of 1940, receives from the Fund a fee of $1,500 for each meeting he attends, to a maximum of $6,000 annually, plus travel expenses he incurred for attending meetings. During the fiscal year ended October 31, 1999, such Trustees who are nominees received an aggregate of $16,500 of such fees. The Fund has no bonus, profit sharing, pension or retirement plans. The following table provides compensation amounts paid to nominees who are not interested persons of the Fund and who were Trustees during the fiscal year ended October 31, 1999.


                               COMPENSATION TABLE

                                                 TOTAL COMPENSATION PAID TO
                                                   TRUSTEES FROM THE FUND,
                                AGGREGATE              THE ALGER FUND,
                              COMPENSATION        THE ALGER AMERICAN FUND,
                                  FROM          CASTLE CONVERTIBLE FUND,INC.,
            TRUSTEE             THE FUND              AND SPECTRA FUND
--------------------------------------------------------------------------------
Stephen E. O'Neil                 $6,000                   $34,250
Nathan E. Saint-Amand              6,000                    34,250
B. Joseph White                    4,500                    27,000

         Four regular meetings of the Board of Trustees were held during the fiscal year ended October 31, 1999. During that period, with the exception of Fred M. Alger III, each of the Trustees attended at least 75% of the meetings of the Board and, if he was a member, the Audit Committee.

         The Fund's Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements, consists of the following independent Trustees: Mr. O'Neil and Mr. White. It is anticipated that Mr.Colbert will join the Audit Committee at the time he becomes a Trustee of the Fund. The Committee met once during the fiscal year ended October 31, 1999. The Fund's Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

         The following table provides certain information about the officers of the Fund other than Fred M. Alger III and David D. Alger, both of whom are listed above in the table of Trustee nominees. Officers are elected annually.

                  NAME, AGE & BUSINESS                   POSITION WITH THE FUND
             EXPERIENCE FOR THE LAST 5 YEARS               & PERIOD OF SERVICE
--------------------------------------------------------------------------------
Gregory S. Duch, 48                                      Treasurer since 1993
      Executive Vice President, Treasurer and
      Director of Alger Associates, the Adviser and Properties; Executive Vice President and
      Treasurer of Alger, Services, Agency and ARI;
      Treasurer of the Fund, The Alger Fund,
      The Alger American Fund, Spectra Fund and Castle
      Convertible Fund, Inc.; Treasurer and Director of International.

Mary  Marsden-Cochran, 47                                Secretary since 1996
      Since 1996, Vice President, General Counsel and Secretary of Alger Associates, the Adviser,
      Properties, Alger, Services, Agency and ARI;
      Secretary of the Fund, The Alger Fund,
      The Alger American Fund, Spectra Fund,
      Castle Convertible Fund Inc.
      and International.

Frederick A. Blum, 46                                   Assistant Secretary and
      Senior Vice President of Alger; since 1997,       Assistant Treasurer
      Assistant Secretary and Assistant Treasurer       since 1997
      of the Fund, The Alger Fund,
      The Alger American Fund, Spectra Fund and
      Castle Convertible Fund, Inc.

         Management recommends that shareholders vote FOR all of the listed nominees.

PROPOSAL NO. 2: RATIFICATION OF THE SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund or the Adviser, have selected and approved Arthur Andersen LLP as the independent public accountants to examine the financial statements of the Fund for the fiscal year ending October 31, 2000. The Fund has been advised that no member of such firm has a material direct or indirect interest in the Fund. Pursuant to Section 32(a) of the Investment Company Act of 1940, such selection is subject to ratification or rejection by shareholders of the Fund. A representative of Arthur Andersen LLP is expected to be present at the meeting to answer any questions which the Fund's shareholders may have. The representative will have an opportunity to make a statement if he or she so desires.

         Management recommends that shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3: DELETION OF THE FUNDAMENTAL INVESTMENT
                POLICY OF THE ALGER CAPITAL APPRECIATION
                RETIREMENT PORTFOLIO THAT PERMITS
                BORROWING FROM BANKS FOR INVESTMENT
               (LEVERAGING) PURPOSES

         Currently, each Portfolio of the Fund may borrow money for temporary or emergency purposes. In addition, the fundamental investment policies of the Alger Capital Appreciation Retirement Portfolio explicitly permit that Portfolio to borrow from banks for the purpose of investing in additional securities, or "leveraging." It is proposed that the Portfolio's fundamental investment policy permitting such borrowing be deleted. As a result of this deletion, the Portfolio will then, like the other Portfolios, be permitted to borrow only for temporary or emergency purposes. If the proposal is not approved, the Board of Trustees currently intends to maintain a non-fundamental policy of refraining from leveraging even though the Portfolio's fundamental policies permit it.

         VOTE REQUIRED. Under the Investment Company Act of 1940, the Portfolio is prohibited from deleting any "fundamental" investment policy without the approval of the holders of a "majority" of its outstanding voting securities, which under the Act means the lesser of (a) 67 percent or more of the Portfolio's voting securities -- i.e., its shares -- present at the meeting or represented by proxy, if more than 50% of the Portfolio's outstanding shares are present or represented by proxy, or (b) more than 50% of the Portfolio's outstanding shares.

         The Distributor has determined that certain retirement plan sponsors are hesitant to add the Alger Capital Appreciation Retirement Portfolio to their rosters due to its ability to leverage. They consider this capability too high-risk for a retirement product, and thus have avoided its inclusion in their lists of available funds.

         The Portfolio rarely leverages its assets, and the discontinuation of this capability is not expected to materially impact the management of the Portfolio. In addition, Management believes that the Portfolio would become more attractive to additional plans, which may lead to an increase in the number of investors; this could have the effect of lowering the burden of Portfolio expenses per share by spreading fixed costs across more shares.

         Management recommends that shareholders vote FOR Proposal No. 3.

                                  OTHER MATTERS

         Management knows of no other matters to be brought before the meeting; however, if any other matters come before the meeting, the persons named in the enclosed Proxy will vote proxies that do not contain specific restrictions in accordance with their best judgment on such matters.

One World Trade Center, Suite 9333
New York, NY 10048

Dated: March 13, 2000

         IF YOU CANNOT ATTEND THE MEETING, YOU ARE URGED TO FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            THE ALGER RETIREMENT FUND
                                     PROXY
                 SPECIAL MEETING OF SHAREHOLDERS APRIL 28, 2000

The undersigned  shareholder of The Alger  Retirement Fund hereby appoints David
D. Alger, Gregory S. Duch and Stephen E. O'Neil, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote, as indicated herein, all of the shares of The Alger Retirement Fund standing in the name of the undersigned at the close of business on March 6, 2000, at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund, 1 World Trade Center, Suite 9333, New York, New York 10048 at 1:30 P.M. on April 28, 2000, and at all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement of the meeting, and to vote and act on any other matter which may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE HOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND, AS TO ANY OTHER MATTERS, IN ACCORDANCE WITH THE ATTORNEYS' BEST JUDGMENT.

(Continued and to be signed on the reverse side.)

PLEASE MARK BOXES [=] OR (X) IN BLUE OR BLACK INK.

1. ELECTION OF TRUSTEES [ ] FOR all nominees listed [ ] WITHHOLD AUTHORITY to
                            below (except as marked     vote for all nominees
                            to the contrary below)      listed below

INSTRUCTIONS: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

Fred M. Alger III, David D. Alger, Charles F. Baird, Jr., Roger P. Cheever, Lester L. Colbert, Jr., Stephen E. O'Neil, Nathan E. Saint-Amand,
B. Joseph White

2. PROPOSAL TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP as independent accountants of the Fund.

               [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

3. PROPOSAL TO DELETE THE FUNDAMENTAL INVESTMENT POLICY OF PORTFOLIOS THAT PERMITS THE PORTFOLIO TO BORROW FROM BANKS FOR INVESTMENT (LEVERAGING)
   PURPOSES.   [ ] FOR        [ ] AGAINST         [ ] ABSTAIN

4. PROPOSAL TO CONSIDER AND ACT UPON such other matters as may properly come before the meeting or any adjournment thereof.


                                    PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS
                                    PROXY CARD PROMPTLY.  Signature(s) should be
                                    exactly  as name  or  names  appear  on this
                                    proxy. If stock is held jointly, each holder
                                    should  sign.  If  signing  is by  attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give full title.


                                    --------------------------------------------
                                      Signature(s)           Signature(s)


                                    --------------------------------------------

                                         Dated           Social Security or Tax
                                                          Identification Number

                                    THIS PROXY, WHEN DATED AND SIGNED, SHOULD BE
                                    MAILED   PROMPTLY  TO  THE  ADDRESS  ON  THE
                                    ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF
                                    MAILED IN THE UNITED  STATES IN THE ENCLOSED
                                    ENVELOPE.